UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2006

WCA Waste Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50808	20-0829917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Riverway, Suite 1400, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 292-2400

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 14, 2006, WCA Waste Corporation ("WCA") issued a press release announcing the closing of its acquisition of Transit Waste, LLC. Transit Waste, LLC was purchased from Waste Corporation of America, LLC. WCA was previously part of a corporate group that included Waste Corporation of America, LLC. The two companies maintain certain other relationships. The relationship between WCA and Waste Corporation of America, LLC is more fully described in WCA's Annual Report on Form 10-K for the year ended December 31, 2004 and in subsequent filings with the Securities and Exchange Commission. A copy of the press release has been filed as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

WCA Waste Corporation Press Release dated February 15, 2006.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCA Waste Corporation (Registrant)
February 15, 2006 (Date)	/s/ CHARLES A. CASALINOVA Charles A. Casalinova Senior Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated February 15, 2006